Exhibit 10.9

EXECUTION COPY

TRADEMARK SECURITY AGREEMENT (FIRST LIEN)

TRADEMARK SECURITY AGREEMENT (FIRST LIEN), dated as of February 22, 2008 (as amended, restated or otherwise modified from time to time, the “Trademark Security Agreement”), by and among ALDABRA SUB LLC, a Delaware limited liability company (to be merged with and into BOISE PAPER HOLDINGS, L.L.C., a Delaware limited liability company, the “Borrower”), ALDABRA HOLDING SUB LLC, a Delaware limited liability company (“Holdings”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (together with the Borrower and Holdings, collectively, the “Grantors”), and GOLDMAN SACHS CREDIT PARTNERS L.P., in its capacity as collateral agent for the Secured Parties (together with any successors and assigns thereto in such capacity, the “Collateral Agent”).

Reference is made to the Pledge and Security Agreement (First Lien) dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), between each of the Grantors and the Collateral Agent.  The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement dated as of February 22, 2008 (as amended, supplemented or otherwise modified from time to time (the “Credit Agreement”)) by and among each of the Grantors, the Lenders and Goldman Sachs Credit Partners L.P., as Administrative Agent.  The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  Accordingly, the parties hereto agree as follows:

SECTION 1.           Defined Terms.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings given to them in the Security Agreement or the Credit Agreement.  The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

SECTION 2.           Grant of Security Interest in Trademark Collateral.  As security for the payment or performance in full of the Obligations, each Grantor, pursuant to and in accordance with the Security Agreement, did and hereby pledges and grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a lien and security interest in and to all of such Grantor’s right, title and interest in, to and under the following assets and properties, whether now owned or at any time hereafter created or acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title, or interest, but not including any Excluded Assets (collectively, the “Trademark Collateral”):

(a)  all of its registered and unregistered, common law, state, United States, multinational, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications, (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right

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to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, now and hereinafter due and/or payable thereunder, including, without limitation, royalties, income, payments, claims, damages, and proceeds of suit (“Trademarks”), including, but not limited to the registrations and applications referred to in Schedule I attached hereto (as such schedule may be amended or supplemented from time to time).

SECTION 3.           Supplement to the Security Agreement.  The security interests granted to the Collateral Agent pursuant to this Trademark Security Agreement are granted in furtherance of, and not in limitation of or expansion of, the security interests granted to the Collateral Agent for the Secured Parties pursuant to the Security Agreement and the rights and obligations of the parties thereto.  Each party hereto hereby acknowledges and affirms that the rights and remedies of the each other party hereto with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

SECTION 4.           Intercreditor Agreement.  The terms and conditions of this Trademark Security Agreement and the Liens and security interests granted to the Collateral Agent pursuant to this Trademark Security Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the terms and conditions of the Intercreditor Agreement in all respects.  In the event of any conflict between the terms and conditions of this Trademark Security Agreement and the terms and conditions of the Intercreditor Agreement, such conflict shall be resolved in accordance with Section 8.1 of the Intercreditor Agreement.

SECTION 5.           Termination.  This Agreement is made to secure the satisfactory payment and performance of the Obligations.  This Trademark Security Agreement and the security interest granted hereby shall automatically terminate with respect to all of a Grantor’s Obligations and any Lien arising therefrom shall be automatically released upon termination of the Security Agreement or release of such Grantor’s obligations thereunder.  The Collateral Agent shall, in connection with any termination or release herein or under the Security Agreement, execute and deliver to any Grantor as such Grantor may request, an instrument in writing releasing the security interest in the Trademark Collateral acquired under this Agreement suitable for filing with any office or agency in which the Collateral Agent has filed this, or a similar, instrument. Additionally, upon such satisfactory payment, the Collateral Agent shall reasonably cooperate with any efforts made by a Grantor to make of record or otherwise confirm such satisfaction including, but not limited to, the release and/or termination of this Agreement and any security interest in, to or under the Trademark Collateral.

SECTION 6.           Counterparts.  This Trademark Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be

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deemed an original, but all such counterparts together shall constitute but one and the same instrument.

SECTION 7.           Miscellaneous.  The provisions of Section 13 of the Security Agreement are hereby incorporated by reference, mutatis mutandis.

[Signatures on following page]

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IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

ALDABRA HOLDING SUB LLC,
as Grantor

By:	/s/ Samuel K. Cotterell
Name: Samuel K. Cotterell
Title: Vice President

ALDABRA SUB LLC,
as Grantor

By:	/s/ Samuel K. Cotterell
Name: Samuel K. Cotterell
Title: Vice President

BOISE PAPER HOLDINGS, L.L.C.,
as Grantor

By:	/s/ Samuel K. Cotterell
Name: Samuel K. Cotterell
Title: Vice President

BOISE WHITE PAPER, L.L.C.
BOISE PACKAGING & NEWSPRINT,
L.L.C.
BOISE CASCADE TRANSPORTATION
HOLDINGS CORP.
BOISE WHITE PAPER SALES CORP.
BOISE WHITE PAPER HOLDINGS CORP.
INTERNATIONAL FALLS POWER COMPANY
MINNESOTA, DAKOTA & WESTERN RAILWAY COMPANY
BEMIS CORPORATION
BC CHINA CORPORATION
B C T, INC.,
as Grantors

By:	/s/ Samuel K. Cotterell
Name: Samuel K. Cotterell
Title: Vice President

Accepted and Agreed:

GOLDMAN SACHS CREDIT PARTNERS L.P.,

as Collateral Agent

By:	/s/ Tom Connolly
Name: Tom Connolly
Title: Authorized Signatory

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT

U.S. TRADEMARK REGISTRATIONS

Mark	Country	Application No.	Registration No.	Filing Date	Grantor Entity
ARRIVL	USA	75/450,484	2,261,702	03/16/1998	Boise White Paper, L.L.C.
BEWARE	USA	78/447,193	3,184,482	07/07/2004	Boise White Paper, L.L.C.
CHECKPROTECT	USA	75/576,535	2,292,769	10/26/1998	Boise White Paper, L.L.C.
CHECKPROTECT AND DESIGN	USA	76/648,999	3,254,435	10/21/2005	Boise White Paper, L.L.C.
DAKOTA DIGITAL BOOK	USA	76/486,005	2,797,246	01/30/2003	Boise White Paper, L.L.C.
FLEXOFOLD	USA	75/241,117	2,265,356	09/25/1996	Boise White Paper, L.L.C.
PENTAGON	USA	75/505,616	2,411,129	06/19/1998	Boise White Paper, L.L.C.
RATTANWEAVE	USA	76/031,728	2,589,429	04/20/2000	Boise White Paper, L.L.C.
SPLOX	USA	78/206,517	2,909,191	01/23/2003	Boise White Paper, L.L.C.
SUMMIT	USA	73/235,118	1,159,974	10/15/1979	Boise White Paper, L.L.C.
SUMMIT	USA	72/140,535	740,924	03/23/1962	Boise White Paper, L.L.C.
TIMBERLINE BOND	USA	74/229,776	1,802,697	12/12/1991	Boise White Paper, L.L.C.
TONER GRIP	USA	75/257,071	2,135,927	03/14/1997	Boise White Paper, L.L.C.
VALUESAFETY	USA	76/627,760	3,044,175	01/13/2005	Boise White Paper, L.L.C.
WYOMING BOOK	USA	76/141,909	2,573,147	10/04/2000	Boise White Paper, L.L.C.
X-9000	USA	76/370,361	2,685,989	02/12/2002	Boise White Paper, L.L.C.

U.S. TRADEMARK APPLICATIONS

Mark	Country	Application No.	Filing Date	Grantor Entity
ASPEN	USA	77/276,002	09/10/2007	Boise White Paper, L.L.C.
Beyond What’s Expected.	USA	77/276,914	09/11/2007	Boise White Paper, L.L.C.
BUNDLE	USA	76/683,245	10/24/2007	Boise White Paper, L.L.C.
BUNDLE (Design)	USA	76/683,247	10/24/2007	Boise White Paper, L.L.C.
EVOKE	USA	77/127,394	03/09/2007	Boise White Paper, L.L.C.
FIREWORX and Design	USA	77/156,680	04/13/2007	Boise White Paper, L.L.C.
PAPER ON THE GO	USA	76/683,246	10/24/2007	Boise White Paper, L.L.C.
SPLOX DESIGN	USA	76/683,375	10/29/2007	Boise White Paper, L.L.C.
SPLOX SPEED LOADING BOX	USA	76/676,637	05/10/2007	Boise White Paper, L.L.C.
X-9	USA	76/683,248	10/24/2007	Boise White Paper, L.L.C.
XMP	USA	76/683,506	10/31/2007	Boise White Paper, L.L.C.

In accordance with Section 2.2 of the Security Agreement, the following intent-to-use trademark applications are Excluded Assets until the filing and acceptance by the United States Patent and Trademark Office of a “Statement of Use” or “Amendment to Allege Use” with respect thereto.

Mark	Country	Application No.	Filing Date
EVOKE	USA	77/127,394	03/09/2007
FIREWORX and Design	USA	77/156,680	04/13/2007